Supplement dated December 10, 2025 to the Prospectus and Summary Prospectus, each dated May 1, 2025, as may be revised or supplemented from time to time, for the following fund:
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
(the “Fund”)
Effective January 1, 2026, the Fund’s Board of Trustees approved a proposal to reduce the Fund’s management fee rate. The management fee rate will be 0.38% on the first $15 billion of assets, and 0.35% thereafter.
Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y	Admin Class
Management fees[1]	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and/or service (12b‑1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.25%
Other expenses	0.16%	0.16%	0.08%	0.16%[2]	0.16%	0.41%[3]
Total annual fund operating expenses	0.79%	1.54%	0.46%	0.79%	0.54%	1.04%
Fee waiver and/or expense reimbursement[4]	0.06%	0.06%	0.03%	0.06%	0.06%	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.73%	1.48%	0.43%	0.73%	0.48%	0.98%

[1]
The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of January 1, 2026, as if reduction had been in effect during the fiscal year ended December 31, 2024. The information has been restated to better reflect anticipated expenses of the Fund.

[2]	Other expenses for Class T shares are estimated for the current fiscal year.
[3]	Other expenses include an administrative service fee of 0.25% for Admin Class shares.
[4]
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.73%, 1.48%, 0.43%, 0.73%, 0.48% and 0.98% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T, Class Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2027 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the dates noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Class C shares for the ten‑year period reflects the conversion to Class A shares after eight years. This example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$496	$656	$834	$1,351
Class C	$251	$475	$829	$1,623
Class N	$44	$142	$252	$574
Class T	$323	$485	$667	$1,193
Class Y	$49	$162	$291	$666
Admin Class	$100	$320	$563	$1,261

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$151	$475	$829	$1,623

Supplement dated December 10, 2025 to the Statement of Additional Information, dated May 1, 2025, as may be revised or supplemented from time to time, for the following fund:
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
(the “Fund”)
Effective January 1, 2026, the Fund’s Board of Trustees approved a proposal to reduce the Fund’s management fee rate. The management fee rate will be 0.38% on the first $15 billion of assets, and 0.35% thereafter. The table regarding advisory fee rates within the sub‑section “Advisory Fees” in the section “Fund Charges and Expenses” is amended and restated with respect to the Fund as follows:

Fund	Date of Agreement	Advisory fee payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Investment Grade Bond Fund	10/30/00, as amended, 1/1/26	0.38% of the first $15 billion 0.35% of amounts in excess of $15 billion